UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2008

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas, Suite 2500, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

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Item 7.01.  Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Representatives of Genesis Energy, L.P. (GEL) intend to make a presentation at the National Association of Publicly Traded Partnerships 2008 Master Limited Partnership Investor Conference in New York City on May 22 2008.  Such presentation will give an overview of GEL, including financial position and strategy.  On the morning of May 22, 2008, the prepared presentation materials will be made available for viewing on the Partnership’s website at www.genesiscrudeoil.com.  GEL does not undertake to update the information as posted on its website; however it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)
	By:	GENESIS ENERGY, INC., as General Partner
Date: May 22, 2008	By:	/s/ Ross A. Benavides
Ross A. Benavides Chief Financial Officer

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